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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 2, 2001
                       (Date of earliest event reported)

                     JOHN HANCOCK FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                     COMMISION FILE NUMBER: 1-15607

           DELAWARE                                       04-3483032
(State or other jurisdiction                           (I.R.S. employer
      of incorporation)                               identification no.)


                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS  02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER INFORMATION.

          On August 2, 2001, John Hancock Financial Services, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 7.   EXHIBITS.

          Exhibit No.                   Item
          -----------                   ----

          99 Press Release of John Hancock Financial Services, Inc., dated August 2, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            JOHN HANCOCK FINANCIAL SERVICES, INC.

Date:  August 2, 2001       By:  /s/ Thomas E. Moloney
                                 ----------------------
                            Thomas E. Moloney
                            Chief Financial Officer